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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 25, 1999
                       (Date of earliest event reported)

                                  TENNECO INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-12387                      76-0515284
(State or Other Jurisdiction     (Commission File Number)             (IRS Employer
      of Incorporation)                                          Identification Number)

                 1275 KING STREET, GREENWICH, CONNECTICUT 06831
             (Address of Principal Executive Offices)    (Zip Code)

                                 (203) 863-1000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

     On October 25, 1999, Tenneco Inc. shareowners approved a reverse stock split and proposals providing for the annual elections of directors of the continuing Tenneco entity, Tenneco Automotive which was announced in a press release, a copy of which is filed under Item 7 as Exhibit 99.1 and incorporated herein.

     On October 25, 1999, Tenneco Inc. announced that it is postponing its sale, through a registered offering, of its remaining interest in Packaging Corporation of America (PCA) as described in a press release, a copy of which is filed under Item 7 as Exhibit 99.2 and incorporated herein.

     On October 25, 1999, Tenneco Inc. reported its third quarter 1999 income which was announced in a press release, a copy of which is filed under Item 7 as
Exhibit 99.3 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) EXHIBITS. The following exhibits are filed with this Report on Form 8-K:

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
99.1  Press Release dated October 25, 1999
99.2  Press Release dated October 25, 1999
99.3  Press Release dated October 25, 1999
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Tenneco Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.

                                          By:     /s/ ROBERT T. BLAKELY

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                                            Robert T. Blakely
                                            Executive Vice President and
                                            Chief Financial Officer

October 27, 1999